EXHIBIT 99.1

Quantum Leap Energy Enters into Memorandum of Understanding with European Nuclear Technology Company for Advanced Nuclear Fuel Supply Collaboration

MOU establishes framework for collaboration with the goal to supply HALEU to European advanced reactor developer, beginning 2028

DALLAS, May 11, 2026 -- ASP Isotopes Inc. (NASDAQ: ASPI) (“ASPI”) today announced that Quantum Leap Energy LLC (“we,” "QLE" or the "Company"), a wholly-owned subsidiary of ASPI dedicated to advancing innovative technologies and processes across critical segments of the fission and fusion nuclear fuel cycle, has entered into a non-binding Memorandum of Understanding (MOU) with a European nuclear technology company specializing in advanced nuclear reactor development and other next-generation nuclear energy solutions.

"Securing reliable HALEU supply is one of the most critical challenges facing the advanced nuclear industry today. This MOU is a meaningful step in QLE's mission to build enrichment capabilities that serve both U.S. and global markets. We look forward to working with a partner that shares our conviction that next-generation nuclear energy is essential to a clean and secure energy future," said Dr. Ryno Pretorius, Chief Executive Officer of Quantum Leap Energy.

Under the terms of the MOU, the parties will conduct a technical and economic assessment to determine the viability of a long-term collaboration for the supply of high assay low enriched uranium (HALEU) with uranium-235 content of greater than 10%. The MOU outlines a potential framework where the European partner would agree to provide uranium feedstocks to QLE's planned conversion and enrichment facilities, and QLE would agree to enrich such feedstocks to produce HALEU, including potential deconversion, for delivery to the partner company.

The term of the MOU extends through December 31, 2030, subject to early termination by either party. The scope of the activities contemplated by the MOU includes the parties’ assessment of operational requirements, production scalability for conversion and enrichment, and associated costs and commercial models. The MOU also includes non-binding estimates of quantities of HALEU, with potential deliveries beginning in 2028 and quantities scaling up through 2036, based on the partner's reactor development timeline and anticipated fuel requirements.

The MOU comes amid growing global urgency to establish diverse and reliable HALEU production capabilities. With increasing demand from next-generation reactor developers worldwide and evolving geopolitical dynamics affecting nuclear fuel supply chains, domestic U.S. enrichment capacity capable of serving both domestic and international customers is expected to be critical for the advancement of advanced nuclear energy systems.

About Quantum Leap Energy

Quantum Leap Energy is a development stage nuclear fuels company dedicated to advancing innovative technologies and processes across critical segments of the nuclear fuel cycle. The Company focuses on both front-end activities, including uranium conversion, enrichment of uranium-235 for nuclear fuel production (HALEU, LEU+ and LEU), and isotopic separation of lithium-6 and lithium-7, as well as back-end

EXHIBIT 99.1

radioactive waste treatment technologies. Through exclusive global rights to proprietary Aerodynamic Separation Process (ASP) and laser-based Quantum Enrichment (QE) technologies, Quantum Leap Energy aims to address perceived gaps in the nuclear fuel supply chain for advanced nuclear reactors, small modular reactors, and fusion systems. The Company has established strategic partnerships or commercial initiatives and relationships with industry leaders including TerraPower, Fermi America, and the South Africa Nuclear Energy Corporation (Necsa) to accelerate the commercialization of critical isotopes essential for next-generation nuclear energy systems. For additional information, please visit: https://www.qleapenergy.com/.

About ASP Isotopes Inc.

ASP Isotopes is an advanced materials company dedicated to the development of a differentiated isotope enrichment platform to strengthen global supply chain access to critical materials used in nuclear medicine, next-generation semiconductors, and nuclear energy. The Company’s proprietary technologies, the Aerodynamic Separation Process (“ASP technology”) and Quantum Enrichment (“QE technology”), are designed to enable the production of isotopes for a range of industrial and advanced technology applications. ASP Isotopes operates isotope enrichment facilities in Pretoria, South Africa, focused on the enrichment of low atomic mass elements, or light isotopes. For more information, please visit www.aspisotopes.com.

Forward-Looking Statements

Statements contained herein relating to future plans, results, performance, expectations, achievements and the like are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the planned collaboration with a European nuclear technology company regarding QLE’s planned uranium conversion, enrichment of uranium-235 for nuclear fuel production, and uranium deconversion services, the expected need or desire for HALEU by third parties, projections about the future nuclear fuel cycle for advanced nuclear reactors and fusion systems, the commencement of research, development and production activities, the future of the company's enrichment technologies as applied to uranium enrichment, QLE's anticipated growth strategies and anticipated trends in QLE's business, statements relating to QLE's strategic partnerships or commercial initiatives and relationships with international partners, statements related to the anticipated benefits to QLE and the collaboration resulting from the MOU discussed herein, and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which may be beyond QLE's or ASPI's control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by any forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause QLE’s actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; the outcomes of various strategies and projects undertaken by the Company, including the Company's initiative to commence enrichment of uranium in South Africa and the Company's discussions with nuclear regulators in South Africa and the United Kingdom; whether we succeed in obtaining permissions and regulatory approvals required to test and develop enrichment technologies on uranium in South Africa, the United Kingdom or elsewhere; whether a market for HALEU

EXHIBIT 99.1

is established; technological changes that could render our enrichment technologies uncompetitive or obsolete; our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; our reliance on the efforts of third parties; our ability to obtain permissions and regulatory approvals for the production and sale of enriched uranium; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on our intellectual property (IP) rights and certain IP rights of third parties; and the competitive nature of our industry. All forward-looking statements speak only as of the date hereof. QLE and ASPI undertake no obligation to revise or update any forward-looking statements except as may be required by applicable law.

QLE Contact

QLE@icrinc.com

ASPI Contact

IR@ASPIsotopes.com